UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 4, 2016
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HENNESSY CAPITAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

700 Louisiana Street, Suite 900 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 300-8242

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.l to this Current Report on Form 8-K (this “Report”) and incorporated into this Item 7.01 by reference is the investor presentation dated April 2016 (the “Investor Presentation”) that will be used by Hennessy Capital Acquisition Corp. II (the “Company”) in making presentations to certain existing and potential stockholders of the Company with respect to the proposed acquisition by the Company of all of the outstanding capital stock of USI Senior Holdings, Inc. (“USI Parent”), which, through its subsidiaries (together with USI Parent, “USI”), conducts its business under the “United Subcontractors, Inc.” name, through the merger of HCAC II, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, with and into USI Parent, with USI Parent surviving such merger as a direct wholly owned subsidiary of the Company (the “Business Combination”) pursuant to the terms of that certain Agreement and Plan of Merger, dated April 1, 2016, by and among USI Parent, the Company, HCAC II, Inc. and North American Direct Investment Holdings, LLC, solely in its capacity as the Stockholder Representative (the “Merger Agreement”).

The Company and USI management will hold a joint conference call on April 5, 2016 at 10:00 a.m. (Eastern Time) to discuss the Business Combination. The conference call can be accessed by dialing 1-877-407-9039, or for international callers, 1-201-689-8470 and requesting to be joined to the Hennessy Capital-USI conference call. A replay will be available starting at 7:30 p.m. (Eastern Time) on April 5, 2016 and can be accessed by dialing 1-877-870-5176, or for international callers, 1-858-384-5517. The passcode for the replay is 13634449. The replay will be available until 11:59 p.m. (Eastern Time) on April 19, 2016.

Interested investors and other parties may also listen to a simultaneous webcast of the conference call by logging on to the Company’s website at www.hennessycapllc.com/hcac-ii/, where the Investor Presentation has also been posted. The online replay will remain available for a limited time beginning immediately after the conclusion of the call. The information contained in, or that can be accessed through the Company’s website, is not a part of this Report.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information About the Business Combination and Disclaimer

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company intends to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements in connection with the Business Combination and other matters and will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve, among other things, the Business Combination because these documents will contain important information about the Company, USI and the Business Combination. Stockholders may also obtain a copy of the proxy statement, once available, as well as other documents filed with the SEC that will be incorporated by reference in the proxy statement, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer and Secretary, 700 Louisiana Street, Suite 900, Houston, Texas, 77002 or by telephone at (713) 300-8242. This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed Business Combination. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2015, filed with the SEC on February 22, 2016. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available and which can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to the benefits of the Business Combination, the future financial performance of the Company following the Business Combination, changes in the market for USI’s services, and expansion plans and opportunities, including future acquisition or additional business combinations are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against USI or the Company following announcement of the proposed Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company, consummate the anticipated debt financing or satisfy other conditions to the closing of the Business Combination; (4) the ability to obtain or maintain the listing of the Company’s common stock on the NASDAQ Capital Market following the Business Combination; (5) the risk that the proposed Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that USI or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by the Company in connection with the Business Combination, including those under “Risk Factors” therein, and other factors identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Number	Description
99.1	Investor Presentation dated April 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2016	HENNESSY CAPITAL ACQUISITION CORP. II

	By:	/s/ Daniel J. Hennessy
	Name:	Daniel J. Hennessy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Investor Presentation dated April 2016